FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2004
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                           FLEXSTEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

        Minnesota                        0-5151                  42-0442319
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

           3400 Jackson Street, Dubuque, Iowa                       52001
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       (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code 563-556-7730
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events

     On December 16, 2004, Flexsteel Industries, Inc. Expands Executive Committee. See the Press Release attached.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FLEXSTEEL INDUSTRIES, INC.
                                                --------------------------
                                                      (Registrant)


Date:   December 16, 2004                       By:  /s/ R. J. Klosterman
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                                                     R. J. Klosterman
                                                     Financial Vice President &
                                                     Principal Financial Officer